Exhibit 10.23

Project no. 836998 /33388 SCK/SAI

Funding Contract

concluded between

The Austrian Research Promotion Agency (FFG)

as Funding Agency

and

HOOKIPA Biotech AG

Mariahilfer Straße 123/3. Stock
1060 Vienna

Commercial register no. FN 365895g

as Funding Recipient.

Sec. 1 Granting funds

1.1                 On the basis of the grant application “Validation of a novel vector-based vaccine platform (Vaxwave) and development of an innovative vaccine against CMV,” which was received via eCall on 04/27/2012, and on the basis of the expert decision of the advisory board in the 06/27/2012 meeting, funding will be granted for the following project:

Project number: 836998

eCall number: 2945207

Project name (subject-matter of Contract):

Validation of a novel vector-based vaccine platform (Vaxwave) and development of an innovative vaccine against CMV

Program:                                                                                                   General Program

Österreichische	Tel +43 (0)5 7755 — 0	UniCredit Bank Austria AG
Forschungsförderungsgesellschaft mbH	Fax +43 (0)5 7755 — 97900	Bank account no. 10216727200, routing no. 12000
Sensengasse 1	www.ffg.at, office@ffg.at	IBAN AT661200010216727200
1090 Vienna	FN 252263a Commercial Court Vienna	SWIFT BKAUATWW

Sec. 2 Project duration

2.1                          The overall project duration starts on 04/27/2012 and ends on 12/31/2015.

2.2                          FFG funding of the entire project depends on the results made apparent from the submitted reports, on further fulfilment of the evaluation and decision criteria, on the budget available to the Funding Agency, and on a renewed positive funding decision.

Sec. 3 Funding period

3.1                          The funding period of this project begins on the approval date 04/27/2012 and ends on 04/30/2013.

Sec. 4 Funding nature and amount

4.1                          Funding will be provided in the following form for the funding period specified in Sec. 3:

	Amount
Type of funding	up to max.
FFG subsidy (HT BMWFJ)	EUR	844,700
FFG loan	EUR	790,800

Loan conditions

Interest rate	1% p.a. on a current-account basis
Repayment date:	on 03/31/2021
Repayment sum:	EUR 790,800
Interest and loan collection:	as direct debit payments
Interest payment request:	semi-annually in arrears or at loan due dates

4.2                          The subsidized financing of the project amounts to 70% of the verifiable and eligible project costs. Remaining funding of the project costs shall be carried out by the Funding Recipient. Based on the planning data, the cash value of the grant is EUR 1,051,226 or 45% of the eligible project costs in accordance with Section 5.1.

4.3                          The maximum eligible cash value under the applicable Community framework for State aid for R&D is 45%.

4.4                          If the eligible project costs fall short, it will result in an aliquot reduction in funding.

4.5                          The eligible project costs pursuant to Sec. 5 and the costs reported by way of interim or final accounts do not constitute an acknowledgement of costs on the part of FFG prior to their verification. The final amount of the total recognizable project costs and the funding will only be determined after project completion in the course of invoice verification.

2

Sec. 5 Eligible costs

5.1                          The following eligible project costs form the basis of the funding:

Personnel expenses	EUR	617,300
R&D Infrastructure use	EUR	163,000
Material costs	EUR	254,600
Third-party services	EUR	1,279,900
Travel expenses	EUR	21,500

Total eligible costs	EUR	2,336,300

5.2                          Eligible costs are all expenses and expenditures attributable to the project that are incurred directly, actually, and in addition to conventional operating expenses for the duration of the funded research activity. Further supplementary provisions to the eligible costs may result from the FFG Guidelines, the FFG General Programs Guide, and the Cost Guidelines.

5.3                          Significant changes to the cost structure require the FFG’s prior written approval.

5.4                          The value added tax on the costs of the eligible service is not eligible for funding. If, however, it can be shown that this value added tax is borne verifiably in actual fact and without recourse by the Funding Recipient, thereby not making the Funding Recipient entitled to deduct input tax, it will be taken into account as an eligible cost component. The value added tax that can be reclaimed in whatever way is not eligible for funding even if the Funding Recipient does not actually get it back. Should a grant not be regarded as a grant by the tax office but as a contractual consideration because of the existence of a taxable service of the Funding Recipient to the Funding Agency that is liable to tax under the Value Added Tax Act 1994, Federal Law Gazette No. 663, and the Funding Recipient has to pay value added tax to the tax office in return, the contractual consideration shall be regarded as a gross remuneration. Additional, separate compensation of the value added tax—for whatever legal reason—is thus excluded.

5.5                          If the amortization period of an item (Sec. 285 of the Austrian Civil Code, or ABGB) that was purchased for implementing the project exceeds the funding period, the depreciation costs can be funded in accordance with the method laid down in the FFG General Programs Guide and in the Cost Guidelines.

5.6                          Funds of the Funding Agency may not be used to form reserves or provisions according to the Income Tax Act 1988, Federal Law Gazette No. 400. The funds are to be used only for the services and objectives described in the grant application.

5.7                          Eligible costs that can be recognized are those incurred after receipt of the grant application.

5.8                          The costs incurred by the Funding Recipient or its partners for preparing the Contract or bank transfer charges must be borne by it/them and are not eligible costs.

5.9                          The Funding Agency reserves the right to postpone, reduce, or suspend the payment of a grant if and as long as circumstances exist that do not appear to guarantee the proper implementation of the funded project (e.g. proof of costs is not provided to the extent planned).

3

Sec. 6 Project-specific conditions and requirements

6.1                          Project-specific special conditions and requirements

1.                        Before payment of the 2nd instalment, proof of establishment of rLCMV vectors (encoding guinea pig and human CMV) must be furnished.

2.                        Ms. Dr. Cohen’s costs are not funded.

The costs for the planned CSO were taken into account with an hourly rate ceiling according to Federal Law Gazette II No. 50/1999, Appendix 3 according to the FFG Cost Guideline for persons of first level management.

The leasing costs for laboratory equipment were included under R&D infrastructure.

Consulting costs were generally reduced.

Sec. 7 Fund payment

7.1                          The 1st instalment in the amount of 50% of the pledged funds will be paid after the Funding Contract has been concluded and the conditions and requirements agreed in Sec. 6 have been fulfilled.

The second instalment in the amount of 30% is paid after approval of an interim report and an interim statement, in which 50% of the approved total costs must be proved, and after the conditions and requirements under Sec. 6 have been fulfilled.

The final instalment in the amount of 20% of the total pledged funds will only be paid after all conditions and requirements (final accounting, final reports, etc.) have been fulfilled and after the FFG has verified and approved the where-used list.

7.2                          The money will be transferred to the Funding Recipient’s account:

Account holder:	HOOKIPA Biotech AG
Bank name:	RAIFFEISENLANDESBANK NIEDEROESTERREICH-WIEN AG
IBAN:	AT61 3200 0000 1511 6726
BIC/SWIFT:	RLNWATWW123

Sec. 8 Reporting obligation

8.1                          According to clause 3 of the General Funding Conditions, the Funding Recipient must report to the FFG on the implementation of the funded project by submitting technical reports (interim and final reports) and billing statements. Reports and statements must be sent via eCall (https://ecall.ffg.at). Using the forms stored in eCall is mandatory. Further documents must be submitted to FFG upon request.

Sec. 9 Amendments to the Contract

9.1                          Amendments to this Contract may only be made expressly and in writing. This shall also apply to any departure from this provision.

9.2                          Subsequent amendments to the agreed conditions and requirements may, if necessary, under special circumstances, be made by mutual agreement in the form of written additional agreements after a new advisory board decision has been taken.

4

Sec. 10 Liability

10.1 The Funding Recipient shall be unconditionally liable to the FFG for compliance with all contractual provisions. The Funding Recipient shall also be liable for the conduct of third parties for which it is responsible (e.g. owners, corporate officers, etc.). The Funding Recipient shall indemnify and hold FFG harmless against third-party claims.

Sec. 11 Severability clause

11.1 Should any provision of this Funding Contract be invalid, it shall not affect the validity of the remaining provisions of the Funding Contract. The contracting parties undertake to replace an ineffective provision with one that comes closest to the purpose of this Funding Contract.

Sec. 12 Applicable law

12.1 This Contract and all of its Appendices shall be governed by Austrian law to the exclusion of the reference standards of the Austrian Private International Law (IPRG).

Sec. 13 Place of jurisdiction

13.1 The place of jurisdiction for all legal disputes arising from the grant shall be the competent court in Vienna. FFG reserves the right to take legal action against the Funding Recipient at its general place of jurisdiction.

Sec. 14 Contract components

14.1 The following documents constitute integral components of the Funding Contract:

•                            The grant application submitted via eCall (“Validation of a novel vector-based vaccine platform (Vaxwave) and development of an innovative vaccine against CMV”) in the version from 06/20/2012.

•                            General Funding Conditions for Funding Contracts as amended (1/26/2009)

•                            FFG General Programs Guide as amended (03/22/2012)

•                            Cost Guideline to treating project costs in grant applications and reports for projects with grant agreements according to the FTE Guidelines and the FFG Guidelines, version 1.3

14.2 The legal bases of this Funding Contract are, in particular:

•                            The Austrian Research Promotion Agency Establishment Act (Forschungsförderungs-Strukturreformgesetz, Research Funding Structural Reform Law) as amended

•                            the guidelines for the Austrian Research Promotion Agency to promote research, technology, development, and innovation (FFG Guidelines no: BMVIT-609.986/0005-111/12/2008 and BMWA-98.310/0032-C1/10/2008)

5

The Funding Recipient confirms knowledge of all contract components and fully accepts them.

It should be noted that the present grant offer is deemed to be withdrawn unless the Funding Recipient returns it to FFG signed within 3 months.

For the Funding Agency:

The Austrian Research Promotion Agency (FFG)

Vienna, 07/02/2012

/s/ Dr. Henrietta Egerth-Stadlhuber	/s/ Dr. Klaus Pseiner
Dr. Henrietta Egerth-Stadlhuber	Dr. Klaus Pseiner
Managing Director	Managing Director

Funding Recipient

08/08/2012, Vienna

/s/ Katherine Cohen

Katherine Cohen, CEO

Appendix:

Guidelines for the Austrian Research Promotion Agency to promote research, technology, development, and innovation (FFG Guidelines) via link http://www.ffg.at/content/foerderrichtlinien

General Funding Conditions for Funding Contracts as amended (1/26/2009)

FFG General Programs Guide as amended (03/22/2012)

Cost Guideline to treating project costs in grant applications and reports for projects with grant agreements according to the FTE Guidelines and the FFG Guidelines, version 1.3

6

Project no. 844309 /33388 SCK/SAI

Funding Contract

concluded between

The Austrian Research Promotion Agency (FFG)

as Funding Agency

and

HOOKIPA Biotech AG

Helmut-Qualtinger-Gasse 2
1030 Vienna

Commercial register no. FN 365895g

as Funding Recipient.

Sec. 1 Granting funds

1.1                 On the basis of the grant application “Validation of a novel vector-based vaccine platform (Vaxwave) and development of an innovative vaccine against CMV,” which was received via eCall on 10/30/2013, and on the basis of the expert decision of the advisory board in the 12/04/2013 meeting, funding will be granted for the following project:

Project number: 844309

eCall number: 4289705

Pre-project no: 836998

Project name (subject-matter of Contract):

Validation of a novel vector-based vaccine platform (Vaxwave) and development of an innovative vaccine against CMV

Program:                                              General Program

Österreichische	Tel +43 (0)5 7755 - 0	UniCredit Bank Austria AG
Forschungsförderungsgesellschaft mbH	Fax +43 (0)5 7755 - 97900	Bank account no. 10216727200, routing no. 12000
Sensengasse 1	www.ffg.at, office@ffg.at	IBAN AT661200010216727200
1090 Vienna	FN 252263a HG Vienna	SWIFT BKAUATWW

Sec. 2 Project duration

2.1                          The overall project duration starts on 04/27/2012 and ends on 12/31/2015.

2.2                          FFG funding of the entire project depends on the results made apparent from the submitted reports, on further fulfilment of the evaluation and decision criteria, on the budget available to the Funding Agency, and on a renewed positive funding decision.

Sec. 3 Funding period

3.1                          The funding period of this project begins on the approval date 08/01/2013 and ends on 07/31/2014.

Sec. 4 Funding nature and amount

4.1                          Funding will be provided in the following form for the funding period specified in Sec. 3:

	Amount
Type of funding	up to max.
FFG subsidy	EUR	2,102,500
FFG loan	EUR	1,277,000

Loan conditions

Interest rate	0.75% p.a. on a current-account basis
Repayment date:	on 03/31/2021
Repayment sum:	EUR 1,277,000
Interest and loan collection:	as direct debit payments
Interest payment request:	semi-annually in arrears or at loan due dates

4.2                     The subsidized financing of the project amounts to 70% of the verifiable and eligible project costs. Remaining funding of the project costs shall be carried out by the Funding Recipient. Based on the planning data, the cash value of the grant is EUR 2,172,593 or 45% of the eligible project costs in accordance with Sec. 5.1.

4.3                     The maximum eligible cash value under the applicable Community framework for State aid for R&D is 45%.

4.4                     If the eligible project costs fall short, it will result in an aliquot reduction in funding.

4.5                     The eligible project costs pursuant to Sec. 5 and the costs reported by way of interim or final accounts do not constitute an acknowledgement of costs on the part of FFG prior to their verification. The final amount of the total recognizable project costs and the funding will only be determined after project completion in the course of invoice verification.

2

Sec. 5 Eligible costs

5.1       The following eligible project costs form the basis of the funding:

Personnel expenses	EUR	1,180,900
R&D infrastructure use	EUR	113,900
Material costs	EUR	1,033,800
Third-party services	EUR	2,489,600
Travel expenses	EUR	10,000

Total eligible costs	EUR	4,828,200

5.2                     Eligible costs are all expenses and expenditures attributable to the project that are incurred directly, actually, and in addition to conventional operating expenses for the duration of the funded research activity. Further supplementary provisions to the eligible costs may result from the FFG Guidelines, the FFG General Programs Guide, and the Cost Guidelines.

5.3                     Significant changes to the cost structure require the FFG’s prior written approval.

5.4                     The value added tax on the costs of the eligible service is not eligible for funding. If, however, it can be shown that this value added tax is borne verifiably in actual fact and without recourse by the Funding Recipient, thereby not making the Funding Recipient entitled to deduct input tax, it will be taken into account as an eligible cost component. The value added tax that can be reclaimed in whatever way is not eligible for funding even if the Funding Recipient does not actually get it back. Should a grant not be regarded as a grant by the tax office but as a contractual consideration because of the existence of a taxable service of the Funding Recipient to the Funding Agency that is liable to tax under the Value Added Tax Act 1994, Federal Law Gazette No. 663, and the Funding Recipient has to pay value added tax to the tax office in return, the contractual consideration shall be regarded as a gross remuneration. Additional, separate compensation of the value added tax—for whatever legal reason—is thus excluded.

5.5                     If the amortization period of an item (Sec. 285 of the Austrian Civil Code, or ABGB) that was purchased for implementing the project exceeds the funding period, the depreciation costs can be funded in accordance with the method laid down in the FFG General Programs Guide and in the Cost Guidelines.

5.6                     Funds of the Funding Agency may not be used to form reserves or provisions according to the Income Tax Act 1988, Federal Law Gazette No. 400. The funds are to be used only for the services and objectives described in the grant application.

5.7                     Eligible costs that can be recognized in new applications are those incurred after receipt of the grant application. For renewal applications, the earliest date for cost recognition shall be the start of the funding period specified in Sec. 3.

5.8                     The costs incurred by the Funding Recipient or its affiliates for preparing the Contract or bank transfer charges must be borne by it/them and are not eligible costs.

3

5.9                     The Funding Agency reserves the right to postpone, reduce, or suspend the payment of a grant if and as long as circumstances exist that do not appear to guarantee the proper implementation of the funded project (e.g. proof of costs is not provided to the extent planned).

Sec. 6 Project-specific conditions and requirements

6.1                          Project-specific special conditions and requirements

1.                   Before payment of the 1st instalment, the employment of 5 technicians and/or project leaders must be proven within 12 weeks of the date of issue of the contract (service contract, work contract, curriculum vitae).

2.                   Before payment of the 1st instalment, the Series B financing round must be proven in writing within 12 weeks of the date of issue of the contract.

3.                   Ms. Graf’s and Ms. Baumgartl-Strasser’s costs are not funded.

4.                   The costs for training and literature and not fundable.
Consulting costs are not funded.

5.                   Travel expenses were generally reduced.

Sec. 7 Fund payment

7.1                     The 1st instalment in the amount of 50% of the pledged funds will be paid after the Funding Contract has been concluded and the conditions and requirements agreed in Sec. 6 have been fulfilled.

The second instalment in the amount of 30% is paid after approval of an interim report and an interim statement, in which 50% of the approved total costs must be proved, and after the conditions and requirements under Sec. 6 have been fulfilled.

The final instalment in the amount of 20% of the total pledged funds will only be paid after all conditions and requirements (final accounting, final reports, etc.) have been fulfilled and after the FFG has verified and approved the where-used list.

7.2                     The funds will be transferred to the Funding Recipient’s account:

Account holder:	HOOKIPA Biotech AG
Bank name:	RAIFFEISENLANDESBANK NIEDERÖSTERREICH-WIEN AG
IBAN:	AT61 3200 0000 1511 6726
BIC/SWIFT:	RLNWATWW

Sec. 8 Reporting obligation

8.1                     According to clause 3 of the General Funding Conditions, the Funding Recipient must report to the FFG on the implementation of the funded project by submitting technical reports (interim and final reports) and billing statements. Reports and statements must be sent via eCall (https://ecall.ffg.at). Using the forms stored in eCall is mandatory. Further documents must be submitted to FFG upon request.

4

Sec. 9 Amendments to the Contract

9.1                     Amendments to this Contract may only be made expressly and in writing. This shall also apply to any departure from this provision.

9.2                     Subsequent amendments to the agreed conditions and requirements may, if necessary, under special circumstances, be made by mutual agreement in the form of written additional agreements after a new advisory board decision has been taken.

Sec. 10 Liability

10.1 The Funding Recipient shall be unconditionally liable to the FFG for compliance with all contractual provisions. The Funding Recipient shall also be liable for the conduct of third parties for which it is responsible (e.g. owners, corporate officers, etc.). The Funding Recipient shall indemnify and hold FFG harmless against third-party claims.

Sec. 11 Severability clause

11.1 Should any provision of this Funding Contract be invalid, it shall not affect the validity of the remaining provisions of the Funding Contract. The contracting parties undertake to replace an ineffective provision with one that comes closest to the purpose of this Funding Contract.

Sec. 12 Applicable law

12.1 This Contract and all of its Appendices shall be governed by Austrian law to the exclusion of the reference standards of the Austrian Private International Law (IPRG).

Sec. 13 Place of jurisdiction

13.1 The place of jurisdiction for all legal disputes arising from the grant shall be the competent court in Vienna. FFG reserves the right to take legal action against the Funding Recipient at its general place of jurisdiction.

Sec. 14 Contract components

14.1 The following documents constitute integral components of the Funding Contract:

•                                The grant application submitted via eCall (“Validation of a novel vector-based vaccine platform (Vaxwave) and development of an innovative vaccine against CMV”) in the version from 10/30/2013.

•                                General Funding Conditions for Funding Contracts as amended (version 1 from 2013)

•                                FFG General Programs Guide as amended (03/22/2012)

•                                Cost Guideline to treating project costs in grant applications and reports for projects with grant agreements according to the FTE Guidelines and the FFG Guidelines, version 1.3

5

14.2 The legal bases of this Funding Contract are, in particular:

•                                The Austrian Research Promotion Agency Establishment Act (Forschungsförderungs-Strukturreformgesetz, Research Funding Structural Reform Law) as amended

•                                the guidelines for the Austrian Research Promotion Agency to promote research, technology, development, and innovation (FFG Guidelines no: BMVIT-609.986/0005-111/12/ 2008 and BMWA-98.310/0032-C1/10/ 2008)

The Funding Recipient confirms knowledge of all contract components and fully accepts them.

It should be noted that the present grant offer is deemed to be withdrawn unless the Funding Recipient returns it to FFG signed within 3 months.

For the Funding Agency:

The Austrian Research Promotion Agency (FFG)

Vienna, 12/06/2013

/s/ Dr. Henrietta Egerth-Stadlhuber	/s/ Dr. Klaus Pseiner
Dr. Henrietta Egerth-Stadlhuber,	Dr. Klaus Pseiner
Managing Director	Managing Director

Funding Recipient

Vienna, on Dec. 17 2013

/s/ DR. KATHERINE COHEN

DR. KATHERINE COHEN, CEO

6

Appendix:

Guidelines for the Austrian Research Promotion Agency FFG to promote research, technology, development, and innovation (FFG Guidelines) via link http://www.ffg.at/Allgemeine-Richtlinien

General Funding Conditions for Funding Contracts as amended (version 1 from 2013) FFG General Programs Guide as amended (03/22/2012)

Cost Guideline to treating project costs in grant applications and reports for projects with grant agreements according to the FTE Guidelines and the FFG Guidelines, version 1.3

7

Project no. 850420 /33388 SCK/SAI

Funding Contract

concluded between

The Austrian Research Promotion Agency (FFG)

as Funding Agency

and

HOOKIPA Biotech AG

Helmut-Qualtinger-Gasse 2

1030 Vienna

Commercial register no. FN 365895g

as Funding Recipient.

Sec. 1 Granting funds

1.1                 On the basis of the grant application “Validation of a novel vector-based vaccine platform (Vaxwave) and development of an innovative vaccine against CMV,” which was received via eCall on 02/26/2015, and on the basis of the expert decision of the advisory board in the 05/13/2015 meeting, funding will be granted for the following project:

Project number: 850420

eCall number: 5192681

Pre-project no: 844309

Project name (subject-matter of Contract):

Validation of a novel vector-based vaccine platform (Vaxwave) and development of an innovative vaccine against CMV

Program:                                                  General Program

Österreichische	Tel +43 (0)5 7755 — 0	UniCredit Bank Austria AG
Forschungsförderungsgesellschaft mbH	Fax +43 (0)5 7755 — 97900	Account no. 10216727200, Routing no. 12000
Sensengasse 1	www.ffg.at, office@ffg.at	IBAN AT66 1200 0102 1672 7200
1090 Vienna	FN 252263a Commercial Court Vienna	SWIFT BKAUATWW

Sec. 2 Project duration

2.1                          The overall project duration starts on 04/27/2012 and ends on 06/30/2017.

2.2                          FFG funding of the entire project depends on the results made apparent from the submitted reports, on further fulfilment of the evaluation and decision criteria, on the budget available to the Funding Agency, and on a renewed positive funding decision.

Sec. 3 Funding period

3.1                          The funding period of this project begins on the approval date 12/01/2014 and ends on 11/30/2015.

Sec. 4 Funding nature and amount

4.1                          Funding will be provided in the following form for the funding period specified in Sec. 3:

	Amount
Type of funding	up to max.
FFG subsidy	EUR	1,697,100
FFG loan	EUR	2,869,700

Loan conditions

interest rate	0.75% p.a. on a current-account basis
Repayment date:	on 06/30/2022
Repayment sum:	EUR 2,869,700
Interest and loan collection:	as direct debit payments
Interest payment request:	semi-annually in arrears or at loan due dates

4.2                          The rate of finance of the project amounts to 64.5% of the verifiable and eligible project costs. Remaining funding of the project costs shall be carried out by the Funding Recipient. Based on the planning data, the cash value of the grant is EUR 2,165,350 or 30.6% of the eligible project costs in accordance with Section 5.1.

4.3                          The maximum funding cash value under the current Union framework for State aid for research, development and innovation is 45%.

4.4                          If the eligible project costs fall short, it will result in an aliquot reduction in funding.

4.5                          The eligible project costs pursuant to Sec. 5 and the costs reported by way of interim or final accounts do not constitute an acknowledgement of costs on the part of FFG prior to their verification. The final amount of the total recognizable project costs and the funding will only be determined after project completion in the course of invoice verification.

Sec. 5 Eligible costs

5.1                          The following eligible project costs form the basis of the funding:

Personnel expenses	EUR	1,608,000
R&D Infrastructure use	EUR	145,200
Material costs	EUR	644,600
Third-party services	EUR	4,622,600
Travel expenses	EUR	56,200

Total eligible costs	EUR	7,076,600

5.2                          All costs attributable to the project that are incurred directly, actually, and additionally (to conventional operating expenses) for the funding period according to Sec. 3 are eligible. Additional supplementary provisions regarding eligible costs may be found in the FFG Guidelines for SMEs, the Cost Guidelines and Guide for Individual Projects of Experimental Development (in each case in the version mentioned under 14.1).

5.3                          Significant changes to the cost structure require the FFG’s prior written approval.

5.4                          The value added tax on the costs of the eligible service is not eligible for funding. If, however, it can be shown that this value added tax is borne verifiably in actual fact and without recourse by the Funding Recipient, thereby not making the Funding Recipient entitled to deduct input tax, it will be taken into account as an eligible cost component.

The Funding Agency’s funding is a genuine grant that is not subject to value added tax because there is no exchange of services but a public interest in carrying out the research project.

The grant amount is a gross amount. Additional, separate compensation of fees and taxes by FFG—for whatever legal reason—is excluded.

The loan interest/the liability fees are subject to an exemption from value added tax under Sec. 6(1)(8) of the Value Added Tax Act

5.5                          If the amortization period of an item (Sec. 285 of the Austrian Civil Code, or ABGB) that was purchased for implementing the project exceeds the funding period, the depreciation costs are fundable in accordance with the method laid down in the Cost Guidelines and Guide for Individual Projects of Experimental Development (in each case in the version mentioned under 14.1).

5.6                          Funds of the Funding Agency may not be used to form reserves or provisions according to the Income Tax Act 1988, Federal Law Gazette No. 400/1988. The funds are to be used only for the services and objectives described in the grant application.

5.7                          The costs incurred by the Funding Recipient or its affiliates for preparing the Contract or bank transfer charges must be borne by it/them and are not eligible costs.

5.8                          The Funding Agency reserves the right to postpone, reduce, or suspend the payment of a grant if and as long as circumstances exist that do not appear to guarantee the proper implementation of the funded project (e.g. proof of costs is not provided to the extent planned).

5.9                          Grants awarded by FFG for the direct promotion of science and research as compensation for expenses or expenditures come from public funds and are tax-free pursuant to Sec. 3(1)(3)(c) of the Income Tax Act (EStG) in connection with Sec. 3(4)(3) EStG.

Sec. 6 Conditions and requirements

6.1                          Project-specific special conditions and requirements

1. As is the case in the KLIPHA program, the costs for activities to prepare clinical studies in work packages 4 and 5 are funded exclusively with loans up to a maximum of 50% of the total costs.

6.2                          The originally signed Funding Contract must be returned to the Funding Agency no later than 4 weeks after receipt.

6.3                          By signing this Funding Contract, the Funding Recipient undertakes to inform the Funding Agency—in the course of the planned reports at the latest—of all applied for and/or approved public grants that directly or indirectly concern the project.

Sec. 7 Fund payment

7.1                          The 1st instalment in the amount of 50% of the pledged funds will be paid after the Funding Contract has been concluded and the conditions and requirements agreed in Sec. 6 have been fulfilled.

The second instalment in the amount of 30% is paid after approval of an interim report, in which 50% of the approved total costs must be proved, and after the conditions and requirements under Sec. 6 have been fulfilled.

The final instalment in the amount of 20% of the total pledged funds will only be paid after all conditions and requirements (final accounting, final reports, etc.) have been fulfilled and after the FFG has verified and approved the where-used list.

7.2                          The money will be transferred to the Funding Recipient’s account:

Account holder:	HOOKIPA Biotech AG
Bank name:	RAIFFEISENLANDESBANK NIEDERÖSTERREICH-WIEN AG
IBAN:	AT61 3200 0000 1511 6726
BIC/SWIFT:	RLNWATWW

Sec. 8 Reporting obligation

8.1                          According to clause 3 of the General Funding Conditions, the Funding Recipient must report to the FFG on the implementation of the funded project by submitting technical reports (interim and final reports) and billing statements. Reports and statements must be sent via eCall (https://ecall.ffg.at). Using the forms stored in eCall is mandatory. Further documents must be submitted to FFG upon request.

8.2                          Where prototypes are funded, the Funding Recipient must report to FFG on the whereabouts or further use of the prototype.

Sec. 9 Amendments to the Contract

9.1                          Amendments to this Contract may only be made expressly and in writing. This shall also apply to any departure from this provision.

9.2                          Subsequent amendments to the agreed conditions and requirements may, if necessary, under special circumstances, be made by mutual agreement in the form of written additional agreements after a new advisory board decision has been taken.

Sec. 10 Liability

10.1 The Funding Recipient shall be unconditionally liable to the FFG for compliance with all contractual provisions. The Funding Recipient shall also be liable for the conduct of third parties for which it is responsible (e.g. owners, corporate officers, etc.). The Funding Recipient shall indemnify and hold FFG harmless against third-party claims.

Sec. 11 Severability clause

11.1 Should any provision of this Funding Contract be invalid, it shall not affect the validity of the remaining provisions of the Funding Contract. The contracting parties undertake to replace an ineffective provision with one that comes closest to the purpose of this Funding Contract.

Sec. 12 Applicable law

12.1 This Contract and all of its Appendices shall be governed by Austrian law to the exclusion of the reference standards of the Austrian Private International Law (IPRG).

Sec. 13 Place of jurisdiction

13.1 The place of jurisdiction for all legal disputes arising from the grant shall be the competent court in Vienna. FFG reserves the right to take legal action against the Funding Recipient at its general place of jurisdiction.

Sec. 14 Contract components

14.1 The following documents constitute integral components of the Funding Contract:

•                                The grant application submitted via eCall (“Validation of a novel vector-based vaccine platform (Vaxwave) and development of an innovative vaccine against CMV”) in the version from 04/23/2015

•                                General Funding Conditions for Funding Contracts as amended (version 2015)

•                                Guide for Individual Projects of Experimental Development, version 3.0

•                                Cost Guideline version 2.0

14.2 The legal bases of this Funding Contract are, in particular:

•                                Österreichische Forschungsförderungsgesellschaft mbH Establishment Act (Forschungsförderungs-

Strukturreformgesetz, Research Funding Structural Reform Law) as amended

Union framework for State aid for research, development and innovation (Official Journal C 198 from 6/27/2014)

•                                Commission Regulation (EU) No 651/2014 of 17 June 2014 declaring certain categories of aid compatible with the internal market in application of Articles 107 and 108 of the Treaty on the functioning of the European Union (TFEU 2014).

•                                Guideline for the Austrian Research Promotion Agency FFG to promote the applied research, development, and innovation (FFG Guideline for SMEs no: BMVIT-609.986/0012-111/12/2014 and BMWFW-98.310/0102-C1/10/2014)—These Guidelines were filed for exemption with the European Commission on the basis of the TFEU 2014.

The Funding Recipient confirms knowledge of all contract components and fully accepts them and notes that non-compliance with the above contractual provisions may lead to the funds being reclaimed.

The Funding Recipient confirms that no open reclaim order by the European Commission exists and that rescission, if any, of an incompatible funding is completed.

The Funding Recipient agrees that the data listed in Art. 9(1) of the TFEU (EU Regulation No. 651/2014) Appendix III may be used to publish the information if the cash value of the grant (gross subsidy equivalent) exceeds €500,000.

For the Funding Agency:

Austrian Research Promotion Agency (FFG)

Vienna, 05/15/2015

/s/ Dr. Henrietta Egerth-Stadlhuber	/s/ Dr. Klaus Pseiner
Dr. Henrietta Egerth-Stadlhuber	Dr. Klaus Pseiner
Managing Director	Managing Director

Funding Recipient

Vienna, 05/22/2015

/s/ Dr. Katherine Cohen
Dr. Katherine Cohen, CEO

Appendix:

Guideline for the Austrian Research Promotion Agency FFG to promote the applied research, development, and innovation (FFG Guideline for SMEs)

via link https://www.ffg.at/recht-finanzen/rechtsgrundlagen

General Funding Conditions for Funding Contracts as amended (version 2015)

Guide for Individual Projects of Experimental Development, version 3.0

Cost Guideline version 2.0